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                                                                    Exhibit 99.2
                                                                    ------------


                               ACCEPTANCE NOTICE
              [you must complete this form to receive your shares]
                   ----

     By signing and returning this form, I hereby accept the offer to me of 1,000 shares of the common stock of Star Scientific, Inc. ("Star Scientific") as described in the prospectus of Star Scientific dated _________, 2001 which I have read and reviewed.

     The shares should be issued to:

     Name:_______________________________________________________________

     Social Security No.:________________________________________________

     Address:____________________________________________________________

             ____________________________________________________________

     Signed on ________________, 2001.


     Signature:__________________________________________________________

      Name [print]:______________________________________________________